UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 16, 2003

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

                           Arkansas                               0-6253                        71-0407808
           (State or other jurisdiction of       (Commission            (I.R.S. employer
                incorporation or organization)     file number)            identification No.)

                                    501 Main Street, Pine Bluff, Arkansas                                             71601
                                   (Address of principal executive offices)                                      (Zip Code)

(870) 541-1000
(Registrant’s telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

        The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on October 16, 2003.

SIMMONS FIRST ANNOUNCES RECORD 3rd QUARTER EARNINGS

        Pine Bluff, Arkansas – Simmons First National Corporation today announced record third quarter earnings of $6,611,000, or $0.46 diluted earnings per share for the quarter ended September 30, 2003, compared to earnings of $5,769,000, or $0.40 diluted earnings per share for the same period in 2002. This represents an $842,000, or $0.06 per share increase, which is approximately a 15% improvement in the 2003 earnings over 2002. Return on average assets and return on average stockholders’ equity for the three-month period ended September 30, 2003, was 1.31% and 12.65%, compared to 1.18% and 11.87%, respectively, for the same period in 2002.

        “With third quarter earnings at a record level, we are obviously pleased with the results,” said J. Thomas May, Chairman and Chief Executive Officer. “The significant increase in earnings over the same quarter last year is primarily attributable to the increased volume of the Company’s mortgage banking operation, growth in the loan portfolio and a lower provision for loan losses, which correlates to the improved asset quality ratios.”

        Earnings for the nine months ended September 30, 2003, were $18,472,000, or $1.28 diluted earnings per share. These earnings reflect a 12.5% increase in net income and a 12.3% increase in diluted earnings per share over the same nine-month period last year. Excluding the nonrecurring gain on sale of mortgage servicing from the second quarter of 2003, the Company would have reported $1.25 diluted earnings per share for the nine-months ended September 30, 2003.

        At September 30, 2003, the Company’s loan portfolio totaled $1.325 billion, which is a $44 million, or a 3.4%, increase from the same period last year. This increase is primarily due to the increased loan demand the Company has experienced in its construction and commercial real estate loan portfolios.

        As of September 2003, asset quality remained strong with non-performing loans virtually unchanged from the same period last year. However, most of the Company’s asset quality ratios reflect an improvement from September 2002. Correspondingly, non-performing loans to total loans improved to 0.93% from 0.97% from the same period last year, and the allowance for loan losses improved to 184% of non-performing loans, compared to 175% from the same period last year. At quarter end, the allowance for loan losses equaled 1.72% of total loans.

        Total assets for the Corporation at September 30, 2003, were $2.016 billion, an increase of $72.3 million over the period ended September 30, 2002. Stockholders’ equity at the end of the third quarter of 2003 was $207.2 million, a $13.5 million, or 7.0%, increase from September 30, 2002.

        Recently, the Company has made an acquisition and a merger announcement. In September, Simmons First announced an agreement to acquire nine additional financial centers in North Central and Northeast Arkansas from Union Planters Bank, N.A. with assets totaling approximately $126 million. This transaction is expected to close in the fourth quarter of 2003. Last week, the Company announced the merger of Alliance Bancorporation, Inc. of Hot Springs, Arkansas into Simmons First National Corporation with assets totaling approximately $140 million. This transaction is expected to close in the first quarter of 2004. J. Thomas May noted, “Both of these transactions, which are expected to be slightly accretive in 2004, allow us to fill a geographic void that we currently have and reflect the vision of Simmons First to provide our customers statewide access.”

        Upon completion of the recently announced acquisitions, Simmons First National Corporation will be a $2.3 billion financial holding company, with eight community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy, El Dorado and Hot Springs, Arkansas. The Company’s eight banks will be conduct financial operations from 78 offices, of which 76 are financial centers, in 44 communities.

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, October 16, 2003. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 2527374 and the recording will be available through the end of business October 23, 2003. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

        Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol: SFNC

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2003	2003	2003	2002	2002

ASSETS
Cash and non-interest bearing balances due from banks	$68,068	$71,168	$74,609	$76,452	$71,814
Interest bearing balances due from banks	32,880	43,623	32,631	28,473	22,564
Federal funds sold and securities purchased
under agreements to resell	34,975	35,625	51,400	86,620	26,150

Cash and cash equivalents	135,923	150,416	158,640	191,545	120,528
Investment securities	444,845	432,938	413,669	404,048	421,384
Mortgage loans held for sale	19,349	30,700	26,223	33,332	25,096
Assets held in trading accounts	370	212	11,349	192	1,013
Loans	1,325,428	1,286,842	1,257,455	1,257,305	1,281,634
Allowance for loan losses	(22,795)	(22,229)	(21,826)	(21,948)	(21,688)

Net loans	1,302,633	1,264,613	1,235,629	1,235,357	1,259,946
Premises and equipment	45,366	45,980	46,125	47,047	47,551
Foreclosed assets held for sale, net	2,774	2,700	2,426	2,705	2,263
Interest receivable	13,757	11,985	13,519	13,133	15,074
Goodwill	32,877	32,877	32,877	32,877	32,877
Core deposits, net	539	562	587	613	593
Other assets	17,198	16,220	17,112	16,730	17,030

TOTAL ASSETS	$2,015,631	$1,989,203	$1,958,156	$1,977,579	$1,943,355

LIABILITIES
Non-interest bearing transaction accounts	$245,176	$257,006	$239,996	$239,545	$232,455
Interest bearing transaction accounts and savings deposits	563,344	568,380	571,614	565,041	542,237
Time deposits less than $100,000	495,654	476,835	495,621	504,029	522,400
Time deposits greater than $100,000	320,475	309,906	308,440	310,581	316,946

Total deposits	1,624,649	1,612,127	1,615,671	1,619,196	1,614,038

Federal funds purchased and securities
sold under agreements to repurchase	84,781	80,342	53,053	86,705	57,759
Short-term debt	13,559	1,943	1,712	3,619	11,450
Long-term debt - parent company	8,000	10,000	10,000	10,000	10,000
Long-term FHLB debt - affiliate banks	47,901	48,339	43,259	27,032	23,206
Trust preferred securities	17,250	17,250	17,250	17,250	17,250
Accrued interest and other liabilities	12,293	14,144	16,210	16,172	16,002

TOTAL LIABILITIES	1,808,433	1,784,145	1,757,155	1,779,974	1,749,705

STOCKHOLDERS' EQUITY
Capital stock	14,083	14,104	7,075	7,071	7,063
Surplus	35,846	36,545	44,536	44,495	44,392
Undivided profits	156,847	152,066	147,371	143,808	139,912
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	422	2,343	2,019	2,231	2,283

TOTAL STOCKHOLDERS' EQUITY	207,198	205,058	201,001	197,605	193,650

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,015,631	$1,989,203	$1,958,156	$1,977,579	$1,943,355

Page 1

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2003	2003	2003	2003	2003

ASSETS
Cash and non-interest bearing balances due from banks	$65,196	$61,259	$63,094	$67,260	$64,237
Interest bearing balances due from banks	35,458	57,314	51,151	33,780	26,468
Federal funds sold and securities purchased
under agreements to resell	27,363	54,825	83,873	66,615	51,672

Cash and cash equivalents	128,017	173,398	198,118	167,655	142,377
Investment securities - held-to-maturity	156,828	196,382	204,910	216,785	234,541
Investment securities - available-for-sale	282,722	220,698	201,477	188,799	186,462
Mortgage loans held for sale	28,901	27,908	21,635	26,837	14,918
Assets held in trading accounts	2,306	1,091	762	2,966	2,470
Loans	1,313,382	1,268,044	1,254,720	1,262,300	1,268,801
Allowance for loan losses	(22,775)	(22,321)	(22,488)	(22,250)	(21,257)

Net loans	1,290,607	1,245,723	1,232,232	1,240,050	1,247,544
Premises and equipment	45,789	46,284	46,729	47,512	47,219
Foreclosed assets held for sale, net	2,673	2,494	2,640	2,283	2,211
Interest receivable	12,893	12,935	13,076	14,493	15,001
Goodwill and core deposits, net	33,425	33,451	33,476	33,493	33,190
Other assets	17,974	16,669	16,567	16,614	16,001

TOTAL ASSETS	$2,002,135	$1,977,033	$1,971,622	$1,957,487	$1,941,934

LIABILITIES
Non-interest bearing transaction accounts	$242,271	$238,537	$230,222	$227,461	$225,054
Interest bearing transaction accounts	177,330	179,420	170,445	161,262	159,605
Savings deposits	385,344	395,322	396,872	392,754	384,101
Time deposits less than $100,000	491,828	492,268	500,065	511,247	524,977
Time deposits greater than $100,000	316,501	307,924	309,426	314,768	324,155

Total deposits	1,613,274	1,613,471	1,607,030	1,607,492	1,617,892

Federal funds purchased and securities
sold under agreements to repurchase	89,986	68,102	84,839	78,335	59,765
Short-term debt	4,220	963	1,679	6,383	7,223
Long-term debt	73,834	76,162	62,744	52,130	49,094
Accrued interest and other liabilities	13,499	14,173	14,413	16,014	15,186

TOTAL LIABILITIES	1,794,813	1,772,871	1,770,705	1,760,354	1,749,160

TOTAL STOCKHOLDERS' EQUITY	207,322	204,162	200,917	197,133	192,774

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,002,135	$1,977,033	$1,971,622	$1,957,487	$1,941,934

Page 2

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2003	2003	2003	2002	2002

ASSETS
Cash and non-interest bearing balances due from banks	$63,191	$62,171	$63,094	$65,594	$65,031
Interest bearing balances due from banks	47,917	54,250	51,151	41,314	43,854
Federal funds sold and securities purchased
under agreements to resell	55,147	69,269	83,873	65,199	64,722

Cash and cash equivalents	166,255	185,690	198,118	172,107	173,607
Investment securities - held-to-maturity	185,864	200,623	204,910	214,846	214,193
Investment securities - available-for-sale	235,264	211,141	201,477	216,018	225,191
Mortgage loans held for sale	26,175	24,789	21,635	16,560	13,097
Assets held in trading accounts	1,392	928	762	1,784	1,386
Loans	1,278,930	1,261,418	1,254,720	1,251,072	1,247,289
Allowance for loan losses	(22,529)	(22,404)	(22,488)	(21,318)	(21,003)

Net loans	1,256,401	1,239,014	1,232,232	1,229,754	1,226,286
Premises and equipment	46,264	46,505	46,729	46,085	45,604
Foreclosed assets held for sale, net	2,603	2,567	2,640	2,101	2,040
Interest receivable	12,967	13,005	13,076	15,045	15,231
Goodwill and core deposits, net	33,451	33,464	33,476	32,808	32,576
Other assets	17,073	16,617	16,567	16,236	16,107

TOTAL ASSETS	$1,983,709	$1,974,343	$1,971,622	$1,963,344	$1,965,318

LIABILITIES
Non-interest bearing transaction accounts	$237,054	$234,403	$230,222	$226,128	$225,680
Interest bearing transaction accounts	175,757	174,957	170,445	159,171	158,466
Savings deposits	392,470	396,093	396,872	381,283	377,418
Time deposits less than $100,000	494,690	496,144	500,065	532,807	540,072
Time deposits greater than $100,000	311,310	308,671	309,426	326,735	330,767

Total deposits	1,611,281	1,610,268	1,607,030	1,626,124	1,632,403

Federal funds purchased and securities
sold under agreements to repurchase	80,994	76,424	84,839	78,518	78,580
Short-term debt	2,622	994	1,679	5,435	5,116
Long-term debt	70,629	69,816	62,744	47,117	45,428
Accrued interest and other liabilities	14,026	14,292	14,413	15,203	14,928

TOTAL LIABILITIES	1,779,552	1,771,794	1,770,705	1,772,397	1,776,455

TOTAL STOCKHOLDERS' EQUITY	204,157	202,549	200,917	190,947	188,863

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,983,709	$1,974,343	$1,971,622	$1,963,344	$1,965,318

Page 3

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except per share data)	2003	2003	2003	2002	2002

INTEREST INCOME
Loans	$22,216	$22,526	$22,239	$23,265	$23,853
Federal funds sold and securities purchased
under agreements to resell	72	160	214	197	207
Investment securities	4,026	4,005	3,984	4,092	4,636
Mortgage loans held for sale, net of unrealized gains (losses)	358	352	300	383	206
Assets held in trading accounts	24	7	2	38	30
Interest bearing balances due from banks	74	156	135	115	104

TOTAL INTEREST INCOME	26,770	27,206	26,874	28,090	29,036

INTEREST EXPENSE
Time deposits	4,738	5,121	5,517	6,275	6,904
Other deposits	990	1,263	1,327	1,506	1,608
Federal funds purchased and securities
sold under agreements to repurchase	244	194	223	249	236
Short-term debt	26	7	5	27	30
Long-term debt	908	1,363	922	854	841

TOTAL INTEREST EXPENSE	6,906	7,948	7,994	8,911	9,619

NET INTEREST INCOME	19,864	19,258	18,880	19,179	19,417
Provision for loan losses	2,196	2,196	2,197	2,562	2,864

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	17,668	17,062	16,683	16,617	16,553

NON-INTEREST INCOME
Trust income	1,317	1,166	1,576	1,257	1,406
Service charges on deposit accounts	2,786	2,639	2,454	2,655	2,648
Other service charges and fees	299	317	479	353	321
Income on sale of mortgage loans, net of commissions	1,512	1,463	1,164	1,281	962
Income on investment banking, net of commissions	388	597	531	323	250
Credit card fees	2,495	2,512	2,319	2,675	2,598
Other income	1,151	951	781	717	960
Gain on sale of mortgage servicing	--	771	--	--	--
Loss on sale of securities, net	--	--	--	(10)	--

TOTAL NON-INTEREST INCOME	9,948	10,416	9,304	9,251	9,145

NON-INTEREST EXPENSE
Salaries and employee benefits	10,789	10,603	10,742	10,220	10,029
Occupancy expense, net	1,259	1,272	1,331	1,265	1,201
Furniture & equipment expense	1,329	1,219	1,382	1,393	1,439
Loss on foreclosed assets	36	127	35	25	69
Deposit insurance	67	67	69	70	72
Other operating expenses	4,468	4,649	4,635	4,642	4,710

TOTAL NON-INTEREST EXPENSE	17,948	17,937	18,194	17,615	17,520

NET INCOME BEFORE INCOME TAXES	9,668	9,541	7,793	8,253	8,178
Provision for income taxes	3,057	3,012	2,461	2,590	2,409

NET INCOME	$6,611	$6,529	$5,332	$5,663	$5,769

BASIC EARNINGS PER SHARE	$0.47	$0.46	$0.38	$0.40	$0.41

DILUTED EARNINGS PER SHARE	$0.46	$0.45	$0.37	$0.40	$0.40

Page 4

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except per share data)	2003	2003	2003	2002	2002

INTEREST INCOME
Loans	$66,981	$44,765	$22,239	$94,892	$71,627
Federal funds sold and securities purchased
under agreements to resell	446	374	214	996	799
Investment securities	12,015	7,989	3,984	18,509	14,417
Mortgage loans held for sale, net of unrealized gains (losses)	1,010	652	300	1,007	624
Assets held in trading accounts	33	9	2	88	50
Interest bearing balances due from banks	365	291	135	650	535

TOTAL INTEREST INCOME	80,850	54,080	26,874	116,142	88,052

INTEREST EXPENSE
Time deposits	15,376	10,638	5,517	29,503	23,228
Other deposits	3,580	2,590	1,327	6,304	4,798
Federal funds purchased and securities
sold under agreements to repurchase	661	417	223	1,198	949
Short-term debt	38	12	5	110	83
Long-term debt	3,193	2,285	922	3,319	2,465

TOTAL INTEREST EXPENSE	22,848	15,942	7,994	40,434	31,523

NET INTEREST INCOME	58,002	38,138	18,880	75,708	56,529
Provision for loan losses	6,589	4,393	2,197	10,223	7,661

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	51,413	33,745	16,683	65,485	48,868

NON-INTEREST INCOME
Trust income	4,059	2,742	1,576	5,258	4,001
Service charges on deposit accounts	7,879	5,093	2,454	10,084	7,429
Other service charges and fees	1,095	796	479	1,450	1,097
Income on sale of mortgage loans, net of commissions	4,139	2,627	1,164	3,792	2,511
Income on investment banking, net of commissions	1,516	1,128	531	1,087	764
Credit card fees	7,326	4,831	2,319	10,161	7,486
Other income	2,883	1,732	781	3,481	2,764
Gain on sale of mortgage servicing	771	771	--	--	--
Loss on sale of securities, net	--	--	--	(10)	--

TOTAL NON-INTEREST INCOME	29,668	19,720	9,304	35,303	26,052

NON-INTEREST EXPENSE
Salaries and employee benefits	32,134	21,345	10,742	40,039	29,819
Occupancy expense, net	3,862	2,603	1,331	4,747	3,482
Furniture & equipment expense	3,930	2,601	1,382	5,434	4,041
Loss on foreclosed assets	198	162	35	177	152
Deposit insurance	203	136	69	296	226
Other operating expenses	13,752	9,284	4,635	18,320	13,678

TOTAL NON-INTEREST EXPENSE	54,079	36,131	18,194	69,013	51,398

NET INCOME BEFORE INCOME TAXES	27,002	17,334	7,793	31,775	23,522
Provision for income taxes	8,530	5,473	2,461	9,697	7,107

NET INCOME	$18,472	$11,861	$5,332	$22,078	$16,415

BASIC EARNINGS PER SHARE	$1.31	$0.84	$0.38	$1.56	$1.16

DILUTED EARNINGS PER SHARE	$1.28	$0.82	$0.37	$1.54	$1.14

Page 5

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2003	2003	2003	2002	2002

Tier 1 capital
Stockholders' equity	$207,198	$205,058	$201,001	$197,605	$193,650
Trust preferred securities	17,250	17,250	17,250	17,250	17,250
Intangible assets	(33,416)	(33,439)	(33,464)	(33,490)	(33,470)
Unrealized gain on AFS securities	(422)	(2,343)	(2,019)	(2,231)	(2,283)
Debt issuance costs	(816)	(825)	(837)	(845)	(854)

Total Tier 1 capital	189,794	185,701	181,931	178,289	174,293

Tier 2 capital
Qualifying unrealized gain on AFS securities	370	415	385	363	342
Qualifying allowance for loan losses	16,833	16,372	15,852	15,976	16,115

Total Tier 2 capital	17,203	16,787	16,237	16,339	16,457

Total risk-based capital	$206,997	$202,488	$198,168	$194,628	$190,750

Risk weighted assets	$1,340,640	$1,303,942	$1,262,159	$1,272,104	$1,283,588

Assets for leverage ratio	$1,967,798	$1,939,201	$1,933,475	$1,919,615	$1,904,053

Ratios at end of quarter
Leverage ratio	9.64%	9.58%	9.41%	9.29%	9.15%
Tier 1 capital	14.16%	14.24%	14.41%	14.02%	13.58%
Total risk-based capital	15.44%	15.53%	15.70%	15.30%	14.86%

Page 6

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2003	2003	2003	2002	2002

Loan Portfolio - End of Period
Consumer
Credit cards	$161,315	$162,554	$165,821	$180,439	$178,125
Student loans	89,280	86,429	91,288	83,890	83,028
Other consumer	137,884	142,500	148,113	153,103	159,264
Real Estate
Construction	102,981	99,027	95,317	90,736	78,376
Single-family residential	230,163	231,514	231,660	233,218	236,934
Other commercial	359,708	334,335	298,146	290,469	286,363
Unearned income	(14)	(18)	(22)	(25)	(25)
Commercial
Commercial	146,407	141,160	157,313	144,678	149,622
Agricultural	76,909	66,310	48,821	58,585	85,974
Financial institutions	7,369	7,369	6,544	6,504	7,376
Other	13,426	15,662	14,454	15,708	16,597

Total Loans	$1,325,428	$1,286,842	$1,257,455	$1,257,305	$1,281,634

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$11,080	$12,610	$18,637	$26,153	$27,170
U.S. Government agencies	29,500	41,756	77,983	59,324	75,280
Mortgage-backed securities	1,051	1,174	1,357	1,510	4,752
State and political subdivisions	112,358	111,035	110,981	120,230	121,254
Other securities	100	100	100	100	100

Total held-to-maturity	154,089	166,675	209,058	207,317	228,556

Available-for-Sale
U.S. Treasury	16,134	20,737	13,795	14,878	14,902
U.S. Government agencies	255,232	227,830	172,916	163,484	157,906
Mortgage-backed securities	2,208	2,320	2,618	3,015	5,165
State and political subdivisions	5,009	5,070	5,229	5,303	5,376
FHLB stock	6,821	4,765	4,623	4,552	4,462
Other securities	5,352	5,541	5,430	5,499	5,017

Total available-for-sale	290,756	266,263	204,611	196,731	192,828

Total investment securities	$444,845	$432,938	$413,669	$404,048	$421,384

Fair Value - HTM investment securities	$157,091	$171,662	$213,778	$212,415	$234,253

Investment Securities - QTD Average
Taxable securities	$322,947	$302,443	$291,368	$287,418	$303,040
Tax exempt securities	116,603	114,637	115,019	118,166	117,963

Total investment securities - QTD average	$439,550	$417,080	$406,387	$405,584	$421,003

Page 7

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2003	2003	2003	2002	2002

Allowance for Loan Losses
Balance, beginning of quarter	$22,229	$21,826	$21,948	$21,688	$20,608

Loans charged off
Credit cards	1,129	1,230	1,160	1,162	1,220
Other consumer	452	444	547	591	539
Real estate	152	307	458	610	364
Commercial	335	257	648	372	395

Total loans charged off	2,068	2,238	2,813	2,735	2,518

Recoveries of loans previously charged off
Credit cards	164	151	207	159	189
Other consumer	142	161	209	101	169
Real estate	54	36	24	29	52
Commercial	78	97	54	144	77

Total recoveries	438	445	494	433	487

Net loans charged off	1,630	1,793	2,319	2,302	2,031
Allowance for loan losses of acquired branch	--	--	--	--	247
Provision for loan losses	2,196	2,196	2,197	2,562	2,864

Balance, end of quarter	$22,795	$22,229	$21,826	$21,948	$21,688

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$5,833	$5,556	$6,310	$6,268	$6,029
Commercial	2,747	2,491	2,325	2,230	2,969
Consumer	2,010	1,603	1,766	1,945	2,101

Total nonaccrual loans	10,590	9,650	10,401	10,443	11,099
Loans past due 90 days or more	1,770	1,994	1,605	1,814	1,291

Total non-performing loans	12,360	11,644	12,006	12,257	12,390

Other non-performing assets
Foreclosed assets held for sale	2,774	2,700	2,426	2,705	2,263
Other non-performing assets	396	405	418	426	406

Total other non-performing assets	3,170	3,105	2,844	3,131	2,669

Total non-performing assets	$15,530	$14,749	$14,850	$15,388	$15,059

Ratios
Allowance for loan losses to total loans	1.72%	1.73%	1.74%	1.75%	1.69%
Allowance for loan losses to
non-performing loans	184.43%	190.91%	181.79%	179.07%	175.04%
Allowance for loan losses to
non-performing assets	146.78%	150.72%	146.98%	142.63%	144.02%
Non-performing loans to total loans	0.93%	0.90%	0.95%	0.97%	0.97%
Non-performing assets to total assets	0.77%	0.74%	0.76%	0.78%	0.77%

Page 8

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except share data)	2003	2003	2003	2002	2002

QUARTER-TO-DATE
Diluted earnings per share (split adjusted)	$0.46	$0.45	$0.37	$0.40	$0.40
Cash dividends declared per common share (split adj.)	0.130	0.130	0.125	0.125	0.120
Cash dividends declared - amount	1,830	1,834	1,769	1,767	1,695
Return on average stockholders' equity	12.65%	12.83%	10.76%	11.40%	11.87%
Return on average assets	1.31%	1.32%	1.10%	1.15%	1.18%
Net interest margin (FTE)	4.43%	4.40%	4.39%	4.41%	4.50%
FTE Adjustment - investments	676	664	695	707	714
FTE Adjustment - loans	97	113	98	105	107
Amortization of intangibles	23	26	25	(16)	39
Amortization of intangibles, net of taxes	16	16	16	(26)	30
Average shares outstanding (split adjusted)	14,092,753	14,128,383	14,148,314	14,132,390	14,125,004
Shares repurchased (split adjusted)	32,000	50,000	--	--	--
Average price of repurchased shares (split adjusted)	23.07	19.66	--	--	--
Average earning assets	1,846,960	1,826,262	1,818,528	1,798,082	1,785,332
Average interest bearing liabilities	1,539,043	1,520,161	1,526,070	1,516,879	1,508,920
YEAR-TO-DATE
Diluted earnings per share (split adjusted)	$1.28	$0.82	$0.37	$1.54	$1.14
Cash dividends declared per common share (split adj.)	0.385	0.255	0.125	0.480	0.355
Return on average stockholders' equity	12.10%	11.81%	10.76%	11.56%	11.62%
Return on average assets	1.24%	1.21%	1.10%	1.12%	1.12%
Net interest margin (FTE)	4.41%	4.39%	4.39%	4.37%	4.36%
FTE Adjustment - investments	2,035	1,359	695	2,895	2,188
FTE Adjustment - loans	308	211	98	430	325
Amortization of intangibles	74	51	25	78	94
Amortization of intangibles, net of taxes	48	32	16	49	75
Average shares outstanding (split adjusted)	14,122,946	14,138,293	14,148,314	14,140,966	14,143,854
Diluted shares outstanding (split adjusted)	273,436	240,391	214,330	235,532	234,216
Average earning assets	1,830,689	1,822,418	1,818,528	1,806,793	1,809,732
Average interest bearing liabilities	1,528,472	1,523,099	1,526,070	1,531,066	1,535,847
END OF PERIOD
Book value (split adjusted)	$14.71	$14.54	$14.21	$13.97	$13.71
Shares outstanding (split adjusted)	14,083,109	14,103,472	14,150,560	14,142,910	14,125,590
Full-time equivalent employees	1,000	992	973	977	988
Total number of ATM's	62	61	61	62	62
Total number of branches	62	62	62	63	63
Parent company only - investment in subsidiaries	213,583	213,507	210,370	208,363	206,904
Parent company only - intangible assets	134	134	134	134	134

Page 9

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                        SIMMONS FIRST NATIONAL CORPORATION

Date: October 16, 2003                                                               /s/ Barry L. Crow
                                                                                                       Barry L. Crow, Executive Vice President
                                                                                                        and Chief Financial Officer